Exchange of the Animal Health Business	12 Months Ended
Dec. 31, 2019
Business Combinations 1 [Abstract]
Exchange of the Animal Health Business	Exchange of the Animal Health Business
On January 1, 2017, Sanofi finalized the exchange of its Animal Health business for Boehringer Ingelheim’s Consumer Healthcare (CHC) business.
After final enterprise value adjustments, the exchange values of the two businesses transferred in 2017 were determined at €10,557 million for Sanofi’s Animal Health business and €6,239 million for Boehringer Ingelheim’s CHC business.
Divestment of the Animal Health Business
The Global Settlement Agreement signed in September 2019 (see Note D.22.) fully and finally settled the claims relating to the Animal Health business. In accordance with IFRS 5, Sanofi recognized an after-tax expense of €101 million in the consolidated financial statements for the year ended December 31, 2019 within the line item Net income of the exchanged/held-for-exchange Animal Health business.
In 2017, Sanofi recognized an after-tax gain of €4,643 million (pre-tax: €6,343 million) within the line item Net income of the exchanged/held-for-exchange Animal Health business.
Acquisition of Boehringer Ingelheim’s CHC Business
As of December 31, 2017, goodwill on the acquisition amounted to €2,222 million, representing (i) the capacity to draw on a specialized structure to refresh the existing product portfolio; (ii) the competencies of the staff transferred to Sanofi; (iii) the benefits derived from the creation of new growth platforms; and (iv) the expected future synergies and other benefits from combining the CHC operations of Boehringer Ingelheim and Sanofi.
The tax-deductible portion of goodwill amounted to €1,876 million.
Acquisition-related costs amounted to €10 million.
With effect from January 1, 2017, the performances of this portfolio (which generated sales of €1,407 million in 2017) are reflected in the consolidated net sales of the Consumer Healthcare segment.